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                           Prudential Allocation Fund
                     Supplement dated November 14, 1996 to
                      Prospectus dated September 27, 1996
    The following information supplements ``Shareholder Guide--How to Exchange Your Shares.''
    The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.
MF134C-1 (11/14/96)